Principal Funds, Inc.

Supplement dated June 20, 2018
to the Statutory Prospectus dated March 1, 2018
(as supplemented on March 7, 2018, March 19, 2018, and June 15, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

Under One-Time Fee - Initial Sales Charge - Class A Shares, delete the last two tables (LargeCap S&P 500 Index Fund and All Other Funds) and replace with the following:

LargeCap S&P 500 Index Fund
	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	1.50%	1.52%	1.25%
$50,000 but less than $100,000	1.25%	1.27%	1.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

All other Funds (except Money Market Fund(4))
	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(3)

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